EXHIBIT 99.1

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Stony Hill Ventures Corp.

(formerly Stony Hill Corp.)

San Gabriel, California

We have audited the accompanying balance sheet of Stony Hill Ventures Corp. (formerly Stony Hill Corp.) as of March 31, 2016 and the related statements of operations, stockholders’ deficit and cash flows for the period from March 16, 2016 (inception) to March 31, 2016. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that we considered appropriate under the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Stony Hill Ventures Corp. as of March 31, 2016, and the results of its operations and its cash flows for the period from March 16, 2016 (inception) to March 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company has experienced an operating loss and a negative cash flows operations since inception, has a stockholders’ deficit, and no source of recurring revenue as of March 31, 2016. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 1 to the financial statements. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ WEINBERG & COMPANY, P.A

WEINBERG & COMPANY, P.A.

Los Angeles, California

November 10, 2016

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Stony Hill Ventures Corp.

Balance Sheets

	June 30, 2016	March 31, 2016
	(unaudited)

TOTAL ASSETS	$-	$-

LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
Accounts Payable	$2,260	$2,260
Due to Related Party	5,916	5,916

Total Current Liabilities	8,176	8,176

Stockholders' Deficit
Preferred stock; $0.00001 par value; 5,000,000 shares authorized; none issued and outstanding at March 31, 2016 and June 30,2016 (unaudited)	-	-
Common stock; $0.00001 par value; 70,000,000 shares authorized as of March 31, 2016 and June 30, 2016 (unaudited); 10,090,000 issued and outstanding at March 31, 2016 and June 30, 2016 (unaudited), respectively	101	101
Stock Subscription Receivable	(101)	(101)
Accumulated deficit	(8,176)	(8,176)

Total Stockholders' Deficit	(8,176)	(8,176)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$-	$-

See accompanying notes which are an integral part of these financial statements

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Stony Hill Ventures Corp.

Statement of Operations

	Three months	Period from March 16, 2016
	ended	(Inception) to
	June 30, 2016	March 31, 2016
	(unaudited)

REVENUE	$-	$-

EXPENSES

General and administrative	$-	$8,176

TOTAL EXPENSES	-	8,176

NET LOSS	$-	$(8,176)

See accompanying notes which are an integral part of these financial statements

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Stony Hill Ventures Corp.

Statement of Stockholders’ Deficit

For the Period from March 16, 2016 (Inception) to March 31, 2016 and

For the Three Months Ended June 30, 2016 (Unaudited)

	Common Stock $0.00001 Par		Preferred Stock $0.00001 Par		Subscription	Accumulated	Stockholders'
	Number	Amount	Number	Amount	Receivable	Deficit	Deficit

Balance, March 16, 2016 (inception)	10,090,000	$101	-	$-	$(101)	$-	$-
Net loss						(8,176)	(8,176)

Balance, March 31, 2016	-	101	-	-	(101)	(8,176)	(8,176)
Net loss						-	-

Balance, June 30, 2016 (unaudited)	10,090,000	$101	-	$-	$(101)	$(8,176)	$(8,176)

See accompanying notes which are an integral part of these financial statements

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Stony Hill Ventures Corp.

Statements of Cash Flows

	Three months	Period from March 16, 2016
	ended	(Inception) to
	June 30, 2016	March 31, 2016
(unaudited)

OPERATING ACTIVITIES
Net loss for the period	$-	$(8,176)
Changes in operating liabilities
Accounts payable		2,260
Due to related party		5,916
NET CASH USED IN OPERATING ACTIVITIES	-	-

NET CHANGE IN CASH	-	-

CASH, BEGINNING OF PERIOD	-	-

CASH, END OF PERIOD	$-	$-

See accompanying notes which are an integral part of these financial statements

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Stony Hill Ventures Corp.

Notes to Financial Statements

For the Period from March 16, 2016 (Inception) to March 31, 2016 and

For the Three Months Ended June 30, 2016 (Unaudited)

NOTE 1 – ORGANIZATION AND BASIS OF PRESENTATION

Description of the Company

Stony Hill Corp. was incorporated in the State of Nevada on March 16, 2016 and established a fiscal year end of March 31. On October 13, 2016, Stony Hill Corp. changed its name to Stony Hill Ventures Corp. (the “Company”). The Company is organized for various investments to be made under the Stony Hill brand as well as to conduct any other related business and activities. The Company is the owner and has right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property such as the name "Stony Hill", related to Damian Marley

Basis of Presentation of Unaudited Financial Information

The unaudited financial statements of the Company for the three months ended June 30, 2016 have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), have been prepared pursuant to the rules and regulations of the SEC and, in the opinion of management, reflect all normal and recurring adjustments necessary to fairly present the interim periods of unaudited financial results of operations and cash flows of the company for the periods presented. Operating results for interim periods are not necessarily indicative of operating results for the entire fiscal year or any other future periods.

Going Concern

These financial statements have been prepared on a going concern basis which assumes the Company will be able to realize its assets and discharge its liabilities in the normal course of business for the foreseeable future. As reflected in the financial statements, the Company had a stockholders’ deficit of $8,176 at June 30, 2016 and a working capital deficiency of $8,176. These and other factors raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary should the Company be unable to continue as a going concern.

The Company’s ability to continue as a going concern is dependent upon its ability to raise additional capital and to ultimately achieve sustainable revenues and income from operations. As discussed in Note 5, in August 2016 the Company established a Subscription Agreement (“Subscription”) whereby the Company offered up to 750,000 shares of the Company’s common stock to accredited investors at a purchase price of $1.00 per share for an aggregate offer of up to $750,000. As of the date of the filing of this Form 8-K, the Company had issued 740,000 shares of its common stock for total proceeds of $740,000. In addition, as further discussed in Note 6, in September 2016, the Company entered into an Exclusive Marketing Agreement whereby the Company agreed to license the name “Stony Hill” in exchange for a monthly fixed fee. However, the Company will need and is currently working on obtaining additional funds to operate its business through and beyond the date of this Form 8-K filing. Even if the Company is able to obtain additional financing, it may contain undue restrictions and covenants on its operations, in the case of debt financing or cause substantial dilution for its stockholders in the case of convertible debt and equity financing.

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NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates and Assumptions

Preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Accordingly, actual results could differ from those estimates.

Fair Value of Financial Instruments

The Company follows paragraph 820-10-35-37 of the FASB Accounting Standards Codification (“Paragraph 820-10-35-37”) to measure the fair value of its financial instruments and paragraph 825-10-50-10 of the FASB Accounting Standards Codification for disclosures about fair value of its financial instruments. Paragraph 820-10-35-37 establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (U.S. GAAP), and expands disclosures about fair value measurements. To increase consistency and comparability in fair value measurements and related disclosures, Paragraph 820-10-35-37 establishes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three (3) broad levels. The three (3) levels of fair value hierarchy defined by Paragraph 820-10-35-37 are described below:

Level 1	Quoted market prices available in active markets for identical assets or liabilities as of the reporting date.

Level 2	Pricing inputs other than quoted prices in active markets included in Level 1, which are either directly or indirectly observable as of the reporting date.

Level 3	Pricing inputs that are generally observable inputs and not corroborated by market data.

Financial assets are considered Level 3 when their fair values are determined using pricing models, discounted cash flow methodologies or similar techniques and at least one significant model assumption or input is unobservable.

The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities and the lowest priority to unobservable inputs. If the inputs used to measure the financial assets and liabilities fall within more than one level described above, the categorization is based on the lowest level input that is significant to the fair value measurement of the instrument.

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The carrying amounts of the Company’s financial liabilities, such as accounts payable, approximate their fair values because of the short maturity of these instruments.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free-market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

Income Taxes

The Company follows the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax balances and tax loss carry-forwards. Deferred tax assets and liabilities are measured using enacted or substantially enacted tax rates expected to apply to the taxable income in the years in which those differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the date of enactment or substantive enactment.

Recent Accounting Pronouncements

In August 2014, the FASB issued Accounting Standards Update No. 2014-15, Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern, which provides guidance on determining when and how to disclose going-concern uncertainties in the financial statements. ASU 2014-15 requires management to perform interim and annual assessments of an entity’s ability to continue as a going concern within one year of the date the financial statements are issued. An entity must provide certain disclosures if conditions or events raise substantial doubt about the entity’s ability to continue as a going concern. ASU 2014-15 is effective for annual periods ending after December 15, 2016, and interim periods thereafter. Early adoption is permitted. The Company is currently evaluating the impact the adoption of ASU 2014-15 on the Company’s financial statements and disclosures.

Other recent accounting pronouncements issued by the FASB, including its Emerging Issues Task Force, the American Institute of Certified Public Accountants, and the Securities and Exchange Commission did not or are not believed by management to have a material impact on the Company's present or future consolidated financial statements.

NOTE 3 – RELATED PARTY TRANSACTIONS

During the period from March 16, 2016 (inception) to March 31, 2016, the Company incurred $5,916 of expenses paid on behalf of the Company by shareholders who obtained shares in the Company subsequent to June 30, 2016. This amount remained outstanding and included in the Company total liabilities as of March 31, 2016 and June 30, 2016. All amounts due to related parties are unsecured, non-interest bearing and are due on demand.

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Since its inception on March 16, 2016, the Company’s office facility had been provided, without charge, by a shareholder of the Company. Such cost was not material to the financial statements and accordingly, has not been reflected therein. In view of the Company’s limited operations and resources, none of the Company’s directors and/or officers received any compensation from the Company during the period from March 16, 2016 (inception) to March 31, 2016, and during the three months ended June 30, 2016.

Upon issuance of the initial shares of common stock of the Company to Damian Marley, the Company obtained an exclusive, perpetual, royalty-free license from Damian Marley with respect to his name, likeness, image and voice for use in our businesses. The Company also obtained the right to intellectual property, including trademark, trade dress, images, likenesses and other associated intellectual property, such as the name “Sony Hill” related to Damian Marley.

NOTE 4 – EQUITY

Preferred stock

The Company has not issued Preferred Stock and the Company does not have any designated class of Preferred Stock.

Issuance of founder shares

Upon incorporation, the Company issued 10.1 million shares of its common stock to founders for $101 at a price equal to par value.

NOTE 5 – SUBSEQUENT EVENTS

Sale of common shares to investors

In August 2016, the Company began a private offering whereby the Company offered up to 750,000 shares of the Company’s common stock to accredited investors at a purchase price of $1.00 per share for an aggregate offer of up to $750,000. As of the date of the filing of this Form 8-K, the Company had issued 740,000 shares of its common stock for total proceeds of $740,000.

License Agreement with OGE Management, LLC

In July 2016, the Company entered in a License Agreement with OGE Management, LLC (the “Licensee”) whereby the Company agreed to license certain intellectual property owned by the Company to the Licensee. As consideration for the rights granted to the Licensee by this Agreement, the Licensee shall pay to the Company an ongoing license fee for all products sold related to this agreement.

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Marketing Agreement with Mile High Medical Cannabis LLC

In September 2016, the Company entered into a Marketing Agreement whereby the Company agreed to license the name “Stony Hill” to Mile High Medical Cannabis LLC along with mutually agreed upon marketing and special appearances by certain members of the Company in exchange for an ongoing monthly fee. The license is exclusive to the State of Colorado and is for an initial term of 180 days. The parties may mutually agree to renew the term of the agreement for an additional 180 days at any time on 30 days prior written notice and both parties may terminate the agreement at any time upon 30 days written notice.

Share Exchange Agreement

On October 13, 2016, Stony Hill Corp., a Nevada corporation entered into a Share Exchange Agreement (the “Share Exchange Agreement”), by and among the Stony Hill Corp., Stony Hill Ventures Corp., and the holders of common stock of Stony Hill Ventures, which consisted of 27 stockholders.

Under the terms and conditions of the Share Exchange Agreement, Stony Hill Corp. offered, sold and issued 10,810,000 shares of its common stock in consideration for all the issued and outstanding shares in Stony Hill Ventures. The effect of the issuance is that former Stony Hill Ventures shareholders now hold approximately 10.8% of the issued and outstanding shares of common stock of Stony Hill Corp., and Stony Hill Ventures is now a wholly-owned subsidiary of Stony Hill Corp.

Name Change

On October 13, 2016, the Company changes its name from Stony Hill Corp. to Stony Hill Ventures Corp.

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